UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2024

Modiv Industrial, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-40814	47-4156046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 S. Virginia Street, Suite 800
Reno, Nevada	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 686-6348

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class C Common Stock, $0.001 par value per share	MDV	New York Stock Exchange

7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value per share	MDV.PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Christopher Gingras as Director

As previously disclosed in Modiv Industrial, Inc.’s (the “Company”) Form 10-Q for the quarter ended June 30, 2024, Curtis McWilliams and Adam Markman have tendered their resignations from the board of directors of the Company (the “Board”), which resignations will be effective upon the filing of the Company’s proxy statement related to the Company’s 2024 annual meeting of stockholders (the “Proxy Statement”), which Proxy Statement is expected to be filed on September 18, 2024.  To fill the vacancies on the Board resulting from Messrs. McWilliams’s and Markman’s resignations, effective upon the filing of the Proxy Statement, the Board appointed Christopher R. Gingras to serve as a director on the Board until the Company’s 2024 annual meeting of stockholders and until his successor is duly elected and qualifies. The Board has determined that Mr. Gingras is independent under the applicable New York Stock Exchange (“NYSE”) rules.

Mr. Gingras currently serves as Chief Strategy Officer for MediSpend, a global legal and compliance technology company, where he provides expert advice to clients on resolving complex regulatory issues and develops global compliance programs to minimize business risk.  Prior to that role, Mr. Gingras was founder and CEO of MedCompli, an all-in-one, cost effective software solution that simplifies compliance for life science companies, until it was sold (to a private equity firm) in May 2024.  Previously he served in the Chief Compliance Officer role for a global medical device company, a private equity firm and an integrated healthcare system.  Mr. Gingras proudly serves as a Lieutenant Commander in the U.S. Navy and previously deployed in support of contingency operations as a Captain in the U.S. Air Force.  He holds a Masters of Business Administration degree from Rice University and completed Joint Professional Military Education at the U.S. Naval War College. Mr. Christopher Gingras has over 20 years of experience as a compliance and business ethics leader.

Mr. Gringas has also been appointed to serve on the Audit and Compensation Committees of the Board. In connection with his service as a director, Mr. Gingras will receive non-officer director compensation commensurate with the Company’s other non-officer directors, which is described in more detail in the Company’s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on April 25, 2024.  There are no transactions between the Company and Mr. Gingras that would require disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Gingras and any other persons pursuant to which he was selected as a director of the Company.  The Company will enter into an indemnification agreement with Mr. Gringas in substantially the form of the Company’s standard form of indemnification agreement. These agreements require us to indemnify covered individuals to the fullest extent permitted by Maryland law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.  The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Form of Indemnification Agreement entered into between the Company and each of its directors and executive officers (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 000-55776) filed with the Securities and Exchange Commission on August 2, 2021), which is incorporated herein by reference.

Item 5.08	Shareholder Director Nominations.

The Board has set the Company’s annual meeting date for December 11, 2024 (the “2024 Annual Meeting”). The Board also established September 17, 2024, as the record date for determining stockholders entitled to notice of and to vote at the 2024 Annual Meeting.

The date of the 2024 Annual Meeting will be more than 30 days from the anniversary of the Company’s 2023 annual meeting of stockholders. Accordingly, the deadline for submission of proposals by stockholders for inclusion in the Company’s proxy materials in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be September 13, 2024. Any such proposal must also meet the requirements set forth in the rules and regulations of the Exchange Act and the Company’s amended and restated bylaws (“Bylaws”) in order to be eligible for inclusion in the proxy materials for the 2024 Annual Meeting.  Because the date of the 2024 Annual Meeting will be more than 30 days from the anniversary of the Company’s 2023 annual meeting of stockholders, in order for a stockholder entitled to vote to bring a proposal or submit a nominee for director at the 2024 Annual Meeting, notice of such proposal or nomination must be received no later than the close of business on the tenth day following the day on which public announcement of the date of the 2024 Annual Meeting is first made, or September 13, 2024.

In addition to complying with the deadline set forth above, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2024 Annual Meeting must comply with all applicable SEC rules, including Rule 14a-19 under the Exchange Act, the requirements set forth in the Bylaws, and applicable law.

Item 7.01.	Regulation FD Disclosure.

Press Release

On September 3, 2024, the Company, issued a press release announcing (i) the declaration of a quarterly dividend for the third quarter of 2024 on the Company’s 7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value per share (the “Series A Preferred Stock”) and (ii) the declaration of monthly distributions on the Company’s Class C common stock, $0.001 par value per share (the “Common Stock”), for October, November and December 2024, a copy of which is attached hereto as Exhibit 99.1. The information set forth in Item 7.01 of this Current Report on Form 8-K and in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 8.01.	Other Events.

Series A Preferred Stock Dividend Declared

On July 31, 2024, the Board authorized and the Company declared a dividend on the Series A Preferred Stock of $921,875 for the third quarter of 2024, which will be paid at a rate of $0.4609375 per share on October 15, 2024 (the “Third Quarter Dividend”). The Third Quarter Dividend will be payable to holders of record of the Company’s Series A Preferred Stock as of the close of business on September 30, 2024.

Monthly Distributions for Common Stock Declared

On July 31, 2024, the Board authorized and the Company declared a distribution on the Common Stock, at a rate of $0.09583 per share of Common Stock, which will be payable to holders of record of the Common Stock as of the close of business on October 31, 2024 (the “October Dividend”). The October Dividend will be payable on or about November 25, 2024.

Also, on July 31, 2024, the Board authorized and the Company declared a distribution on the Common Stock at a rate of $0.09583 per share of Common Stock, which will be payable to holders of record of the Common Stock as of the close of business on November 29, 2024 (the “November Dividend”). The November Dividend will be payable on or about December 24, 2024.

Also, on July 31, 2024, the Board authorized and the Company declared a distribution on the Common Stock at a rate of $0.09583 per share of Common Stock, which will be payable to holders of record of the Common Stock as of the close of business on December 31, 2024 (the “December Dividend”). The December Dividend will be payable on or about January 27, 2025.

The per share monthly distribution rate of $0.09583 per share of Common Stock is equivalent to an annualized rate of $1.15 per share and consistent with the annualized dividend rate paid since October 1, 2021.

Safe Harbor Statement

There is no guarantee that the Company’s Board will authorize, or that the Company will declare, additional dividends in the future, and the amount of future dividends, if any, and the authorization and payment thereof, will be determined by the Board based on the Company’s financial condition and such other factors as the Board deems relevant. Certain statements contained in this Current Report on Form 8-K, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements can be identified by the use of words such as “believes,” “potential,” “may,” “will,” “should,” “intends,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the U.S. Securities and Exchange Commission (“SEC”). Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Current Report on Form 8-K and in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Modiv Industrial, Inc. Press Release dated September 3, 2024
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODIV INDUSTRIAL, INC. (Registrant)

	By:	/s/ RAYMOND J. PACINI
		Name:	Raymond J. Pacini
		Title:	Chief Financial Officer

Date: September 3, 2024